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                    SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  June 12, 2000            Commission file number 1-5805



                        THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                                              13-2624428
(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                        Identification No.)


     270 Park Avenue, New York, NY                               10017
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (212) 270-6000

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Item 5. Other Events
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     In connection  with the 3-for-2 stock split approved by shareholders of The
Chase Manhattan Corporation ("Chase") on May 16, 2000, the additional shares issued as a result of the split were distributed on June 9, 2000 to stockholders of record at the close of business on May 17, 2000.
     A copy of Chase's Selected Financial Data reflecting the 3-for-2 stock split is attached as an exhibit hereto.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this report:


Exhibit Number                                   Description

     99.1                   Selected Financial Data reflecting the 3-for-2
                            Stock Split


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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









                                   THE CHASE MANHATTAN CORPORATION
                                             (Registrant)




Dated June 12, 2000                by   /s/JOSEPH L. SCLAFANI
--------------------               ----------------------------------
                                           Joseph L. Sclafani
                               Executive Vice President and Controller
                                      [Principal Accounting Officer]


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                                 EXHIBIT INDEX



Exhibit Number                    Description       Page at Which Located

     99.1        Selected Financial Data reflecting             6
                     the 3-for-2 Stock split





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